GENERAL RELEASE AND SETTLEMENT AGREEMENT

      THIS GENERAL RELEASE AND SETTLEMENT AGREEMENT (the "Release") is made and entered into this the 1st day of March 2005 by and between GCH Capital, Ltd ("Consultant"), Livingston Investments, Ltd. ("Livingston"), Hyde Investments, Ltd. "Hyde"), Palisades Capital, LLC ("Palisades," and, together with Consultant, Livingston and Hyde, the "Securities Holders") and AccuPoll Holding Corp. ("AHC"), and AccuPoll, Inc. ("AI", and, together with AHC, "AccuPoll"), and Dennis Vadura ("Vadura," and, together with AccuPoll, the "Company ").

                                    Recitals

      WHEREAS, Consultant has provided consulting services to AccuPoll under various consulting agreements entered prior to the date hereof.

      WHEREAS, certain disputes have arisen between the Consultant and AccuPoll, and Consultant desires to settle any and all disputes with AccuPoll;

      WHEREAS, the Securities Holders hold certain securities of AccuPoll, including certain warrants to purchase common stock of AHI, and certain Debentures which matured on or about December 31, 2004. The Company has requested that the holders of the Debentures extend the maturity date of the Debentures to June 30, 2005, and the holders of such Debentures have agreed to such extension pursuant to the terms of this Agreement;

                                    Agreement

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereby agree as follows:

      1. Release.

      The Company (also herein referred to as the "releasing party" or "releasing parties"), for themselves and their respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, executors, heirs, insurers, officers, managers, parents, partners, predecessors, representatives, servants, shareholders, subpartners, subsidiaries, successors, transferees, underwriters, clients, customers, and all persons acting by, through, under or in concert with any of them, and each of them, hereby releases and discharges (i) Securities Holders and each of their respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, executors, heirs, insurers, officers, managers, parents, partners, predecessors, representatives, servants, shareholders, subpartners, subsidiaries, successors, transferees, underwriters, clients and customers and each of them; and (ii) each of their respective past, present and future administrators, affiliates, agents, assigns, attorneys, directors, employees, executors, heirs, insurers, officers, managers, parents, partners, predecessors, representatives, servants, shareholders, subpartners, subsidiaries, successors, transferees, underwriters, clients and customers, and each of them; and (iii) all persons acting by, through, under or in concert with any of them (all such parties and entities listed in the immediately preceding clauses (i), (ii) and (iii) sometimes referred to herein as the "released parties"), of and from any and all actions, causes of action (including causes of action for tortuous conduct, fraud, fraudulent inducement or otherwise), claims, costs, damages, debts, demands, expenses, liabilities, losses and obligations of every nature, character and description, known or unknown, suspected or unsuspected, actual or contingent, which the releasing party now owns or holds, or has at any time heretofore owned or held, or may at any time hereafter own or hold, by reason of any matter, cause or thing whatsoever incurred, done, omitted or suffered to be done arising out of, or which may hereafter be claimed to arise out of, related to or in any way directly or indirectly connected with any fact, circumstance or event existing on or prior to the date hereof (all such released or discharged items, collectively, "Released Claims").


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

      2. Other Transactions.

      (a) The Company hereby agrees that the Debentures held by Livingston, Hyde and Palisades will each be increased by 10%, and the maturity of such Debentures shall be extended to June 30, 2005. This extension shall be effective as of December 31, 2004. The parties acknowledge and agree that the balances set forth in Amendment No. 4 to the debentures held by Palisades, Livingston and Hyde are the true and correct balances, and that the extension fee set forth in such amendments satisfies the provisions of this paragraph.

      (b) Palisades hereby assigns to AI all of its right, title and interest in and to that certain Warrant and Warrant Agreement, dated October 28, 2003, to purchase up to 5,000,000 shares of common stock of AHC. Consultant makes no representations or warranties whatsoever with respect to the Warrant and Warrant Agreement. In the event AI transfers such warrant, AI shall do so in compliance with all applicable federal, state and local securities laws and regulations, and shall obtain an appropriate opinion of counsel in connection with any such transfer or ultimate exercise of the warrant to ensure appropriate compliance with applicable laws and regulations.

      3. Representations and Covenants

      (a) Each of the Parties acknowledges that there is a risk that subsequent to the execution of this Agreement, one or more releasing parties hereto will incur or suffer loss, damages or injuries which are in some way caused by or related to the Released Claims, but which are unknown and unanticipated at the time this Agreement is signed. All releasing parties do hereby assume the above-mentioned risk and understand that this Agreement SHALL APPLY TO ALL UNKNOWN OR UNANTICIPATED RESULTS OF THE TRANSACTIONS AND OCCURRENCES DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED, each of the Parties acknowledges in executing the releases (the "Releases") contained in this Agreement, that each does so with full knowledge of any and all rights and benefits that each might otherwise have had under California Civil Code Section 1542, and each, upon the advice of counsel, hereby waives and relinquishes any and all such rights and benefits. Each of the Parties acknowledges and agrees that this waiver is an essential and material term hereof, without which this Agreement (including, without limitation, the Releases) would not have been entered into.
Section 1542 reads as follows:


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

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor."

Each of the releasing parties certifies that it has read the foregoing recitation of Section 1542 and understands the meaning of such section and such fact is indicated by the signing of such releasing party's initials hereto:

       /s/ D.V.                              /s/ Dennis Vadura
       -----------                           -------------------------------
       AccuPoll's                            Dennis Vadura's
       Initials                              Initials

Each of the Parties further acknowledges that each may hereafter discover facts different from or in addition to those known or believed to be true with respect to the Released Claims. Each of the releasing parties agrees that the Releases shall be and shall remain effective in all respects, notwithstanding any such different or additional facts, or any facts which are intentionally concealed from either party by the other. In this regard, and without limitation, each of the releasing parties declares that it realizes that it may have damages it presently knows nothing about and that, as to them, they have been released pursuant to the Releases. Each of the releasing parties further declares that it understands that the parties being released would not have agreed to compromise their respective claims or take the actions set forth herein if the Releases did not cover damages and their results which may not yet have manifested themselves or which may be unknown or not anticipated at the present time.

      (b) The Releases shall not be deemed an admission by any of the released parties of any sort. No right shall inure to any third party (other than third parties described in subparagraphs (a) or (b) above) from the obligations, representations and agreements made or reflected herein.

      (c) Each of the Parties represents and warrants that it alone is the owner of the Released Claims, that it has not heretofore assigned or transferred, nor purported to assign or transfer to any third party, and is not aware of any third party, who might assert some interest in any of the Released Claims. Each releasing party further agrees to indemnify, defend and hold harmless the released parties from all liability, claims, demands, damages, costs, expenses and attorneys' fees incurred by the released party as a result of any third party asserting any such assignment or transfer of any such interest, right or claim.

      (d) Each of the releasing parties represents and warrants that none of the Released Claims is subject to any purported or actual lien, security interest, encumbrance or other contractual right of any third party. Each releasing party further agrees to indemnify, defend and hold harmless the other from all liability, claims, demands, damages, costs, expenses and attorneys' fees incurred by the released parties as a result of any third party asserting the existence of any of the foregoing.

      (e) Each of the Parties acknowledges that it has read this Agreement, has been, or has had the opportunity to be, represented by independent counsel of their own choice in connection with the circumstances leading up to the execution of the Releases, understands the terms, conditions and consequences of the Releases, and is freely and voluntarily entering into the Releases.


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

      4. By execution of this Release, each releasing party represents and warrants to the released party that no Claim that he, she or it has, had, might have or might have had in the past against any person or entity released hereby, has previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any third party. Each releasing party expressly represents and warrants to the other that he, she or it has full authority to enter into this Release and to release any and all Claims he, she or it now has, had, might have or might have had in the past against each person or entity released hereby.

      5. It is expressly understood and agreed that the terms of this Agreement are contractual and not merely recitations and that the agreements herein contained are to compromise doubtful and disputed Claims, avoid litigation, and buy peace and that no releases or other consideration given shall be construed as an admission of liability, all liability being expressly denied by each released party hereto.

      6. CONFIDENTIAL AGREEMENT. The Company hereto agrees to hold all provisions of this Agreement, as well as any information pertaining to any released party, strictly confidential, and shall not disclose the terms hereof to any third party, except as required by applicable law or legal process. Each party hereby agrees not to disclose any information about, related to or concerning any party who is released herein. No party shall make any disclosure of any confidential information as described in this paragraph unless (i) it has notified the other party of the information to be disclosed under this paragraph and the circumstances in which the disclosure is alleged to be required as early as possible before such disclosure must be made, and (ii) such other party has had a reasonable opportunity to take such steps as the such party may reasonably require to avoid or limit such disclosure.

      7. It is further understood and agreed that this Agreement contains the entire agreement between the parties and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, representations, warranties, promises, or inducements contrary to the terms of this Agreement or otherwise not contained in this agreement exist. This Agreement cannot be changed or terminated except in writing signed by all parties hereto. The rights, duties and obligations of the Parties under this Agreement shall operate independently of any other relationship, contractual or otherwise, between the Parties.

      8. This Agreement shall be construed in all respects in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within California. Any dispute which relates to the subject matter hereof, or arises herefrom, shall be resolved in Los Angeles, California.

      Each releasing party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against the Securities Holders, Consultant or any other party released hereunder based upon any matter purported to be released hereby.


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

      9. By execution of this Agreement, each releasing party warrants and represents that he understands that this is a full, final, and complete settlement with each party released hereby of all known and unknown Claims. The Releases are not conditioned upon the occurrence or nonoccurrence of any event or the granting of any consent or approval or related to or dependent upon any other event or any agreement or business transaction between the Parties.

      10. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, successors, representatives, assigns, affiliates, agents, shareholders, directors, employees and attorneys, past and present, and each of them.

      11. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. This Agreement and all transactions contemplated hereby shall be governed by, construed and enforced in accordance with the laws of the State of California. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. The parties agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in the State of California, city of Santa Monica.

      12. This Agreement may be signed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one and the same agreement. If this Agreement is executed in counterparts, then each Party shall execute sufficient counterpart signature pages for each Party, ultimately, to be provided with an originally executed counterpart signature page from each Party.

      13. Each gender shall include the other genders whenever the context may require in this Agreement.

      14. Each of the individuals whose signature appears below hereby represents and warrants that he or she has actual authority to enter into this Agreement on behalf of the entity on whose behalf he or she signs this Agreement and does so to the fullest extent of his or her authority, whether as an individual, officer, director, shareholder, partner, joint venturer or otherwise.

                            [signature page follows]


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

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the dates set forth beneath the undersigned's respective signatures below.

"COMPANY"


AccuPoll Holding Corp., a Nevada corporation,       GCH Capital, Ltd.
and AccuPoll, Inc. a Delaware corporation

By: /s/ Dennis Vadura                               By:
    -----------------------------------                 ------------------------
    Name: Dennis Vadura                                 Name: Jean Turner
    Title: CEO and Director                             Title: Secretary

By:                                                 DENNIS VADURA
    -----------------------------------
    Name: Craig Hewitt                              /s/ Dennis Vadura
    Title: CFO                                      ----------------------------
                                                    Dennis Vadura, an individual

Livingston Investments, Ltd.                        Hyde Investments, Ltd.

By:
    -----------------------------------             ----------------------------
Name/Title:                                         Name/Title:

Palisades Capital, LLC

By:
   ------------------------------------
Reid Breitman, Managing Member

                [Signature Page to 3/1/05 Settlement Agreement]


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